SCHEDULE 14A
INFORMATION

          Proxy Statement Pursuant to
Section 14(a) of the
Securities
                              Exchange
Act of 1934

Filed by the Registrant [XXX]
Filed by a Party other than the
Registrant [   ]

Check the appropriate box:
[XXX]     Preliminary Proxy Statement
[   ]     Definitive Proxy Statement
[   ]     Definitive Additional Materials
[   ]     Soliciting Material Pursuant to
Section 240.14a-
          11(c) or Section 240.14a-12


                             SMITH BARNEY
MUNI FUNDS
                (Name of Registrant as
Specified In Its Charter)


                                NANCY W.
LE DONNE
                   (Name of Person(s)
Filing Proxy Statement)


Payment of Filing Fee (Check the
appropriate box):

[XXX]     $125 per Exchange Act Rules
0-11 (c) (1)(ii),
          14a-6 (i)(1), or 14a-6(j)(2) or
the 1940 Act Rule
          20a-1.
[   ]     $500 per each party to the
controversy pursuant
          to Exchange Act Rule
14a-6(i)(3).
[   ]     Fee computed on table below per
Exchange Act
          Rules 14a-6(i)(4) and 0-11.

1)        Title of each class of
securities to which
          transaction applies:

2)        Aggregate number of securities
to which
          transaction applies:

3)        Per unit price or other
underlying value of
          transaction computed pursuant
to Exchange Act
          Rule 0-11:






4)        Proposed maximum aggregate
value of
          transaction:




Set forth the amount on which the filing fee is calculated and state how it was determined.








[   ]     Check box if any part of the
fee is offset as
          provided by Exchange Act Rule
0-11(a)(2) and
          identify the filing for which
the offsetting fee
          was paid previously.  Identify
the previous filing
          by registration statement
number, or the Form
          or Schedule and the date of its
filing.

1)        Amount Previously Paid:




2)        Form, Schedule or Registration
Statement No.:


3)        Filing Party:




4)        Date Filed:

November 1995

                       A Special Notice
to Shareholders of
                   Smith Barney Muni
Funds: Florida Portfolio,
                  Limited Term Portfolio
and New York Portfolio

Dear Shareholder:

The Trustees of Smith Barney Muni Funds:
Florida Portfolio,
Limited Term Portfolio and New York
Portfolio have recently
unanimously approved new management
agreements with
Smith Barney Mutual Funds Management, the
Portfolios'
Manager.

The new management agreements increase
the daily
management fee from an annual rate of
0.45%, to 0.50%, of
each Portfolio's net assets.  The
Trustees reviewed several
factors in consideration of the new
management agreements
including the investment results achieved by the Portfolios compared with comparable funds, financial information such as costs and profitability of the Manager, and the relationship of the Portfolios' management fees and expense ratios to comparable mutual funds.

The Trustees concluded that the proposed fee increases will enhance the Manager's ability to increase the number and quality of investment and administrative professionals as well as improve in-house credit research.
They also found that the
new management fees and expense ratios
will remain
comparable to industry norms.

In addition, it should be noted that both growth due to proposed acquisitions by each of the Portfolios of certain other Smith Barney municipal funds and normal asset growth would enable the applicable Classes of the Portfolios to realize economies of scale which would wholly or partially offset the amount of the proposed fee increases.

                 Meeting of Shareholders:
Your Vote Is Important

To consider the proposed increase in
management fees for the
Portfolios, we have called a Meeting of
Shareholders to be
held on November 22, 1995.  We strongly
invite your
participation by asking you to review,
complete and return
your proxy promptly.

Detailed information about the proposed
transaction is
described in the enclosed proxy
statement.  Please read this
proxy statement and then exercise your
right to vote by
completing, dating and signing the
enclosed proxy card.  A
self-addressed, postage-paid envelope is enclosed for your convenience.

If you have any questions regarding the
proposed transaction,
please call your Smith Barney Financial
Consultant who will
be pleased to assist you.

It is very important that your voting
instructions be
received promptly.

Sincerely,


Heath B. McLendon
Chairman of the Board
Smith Barney Muni Funds

                             SMITH BARNEY
MUNI FUNDS

                 388 Greenwich Street,
New York, New York 10013






                        NOTICE OF MEETING
OF SHAREHOLDERS
                                FLORIDA
PORTFOLIO
                             LIMITED TERM
PORTFOLIO
                               NEW YORK
PORTFOLIO
                         To Be Held On
November 22, 1995



To the Shareholders:

           A Meeting of Shareholders of
the Florida Portfolio, the
Limited Term Portfolio and the New York
Portfolio of Smith
Barney Muni Funds (the "Fund") will be
held on November 22,
1995 at 2:00 P.M. at 388 Greenwich
Street, New York, New
York, 22nd Floor, for the following
purposes:

(1)  To approve or disapprove a new
management agreement
     between the Fund on behalf of each
Portfolio and Smith
     Barney Mutual Funds Management Inc.
(the Portfolios'
     current investment manager);

PROPOSAL 1 WILL BE VOTED ON SEPARATELY BY
THE
SHAREHOLDERS OF EACH PORTFOLIO.

(2)  To transact such other business as
may properly come before
     the meeting or any adjournment
thereof.

     Shareholders of record at the close
of business on September
     29, 1995 will be entitled to vote at
the meeting.

     Please mark, date and sign the
enclosed proxy and return it
in the prepaid envelope enclosed for your convenience to insure that your shares are represented. The prompt return of your proxy will save the expense of further mailings. If you attend the meeting you can revoke your proxy and vote your shares in person if you wish.


           By Order of
the
Trustees



Christina T.
Sydor


Secretary
New York, New York
November ___, 1995


                    IT IS IMPORTANT THAT
PROXIES BE RETURNED
PROMPTLY.
                      SHAREHOLDERS ARE
URGED TO MARK, DATE,
SIGN AND RETURN
                        THE PROXY IN THE
ENCLOSED PREPAID
ENVELOPE.

SMITH BARNEY MUNI FUNDS
                 388 Greenwich Street,
New York, New York 10013

                                 PROXY
STATEMENT



                             MEETING OF
SHAREHOLDERS
                                FLORIDA
PORTFOLIO
                             LIMITED TERM
PORTFOLIO
                               NEW YORK
PORTFOLIO
                                   To Be
Held
                                November
22, 1995



         Proxies in the form enclosed
with this Proxy Statement
are solicited by the Trustees of Smith
Barney Muni Funds (the
"Fund") for use at a Meeting of
Shareholders of each of the
Florida Portfolio, the Limited Term
Portfolio and the New York
Portfolio (individually, a "Portfolio"
and collectively, the
"Portfolios") to be held at 388 Greenwich
Street, 22nd Floor,
New York, New York on Wednesday, November
22, 1995 at
2:00 P.M. or at any adjournment thereof.
If the enclosed form
of proxy is executed and returned, it
nevertheless may be
revoked at any time before it has been
exercised by signing and
sending to the Fund a later dated proxy
or written revocation, or
by attending the meeting and voting in
person.  A proxy when
executed and not so revoked will be voted and if it contains any specification will be voted accordingly.
If no choice is
specified,
it is the intention to vote the proxy
"FOR" the proposal.

         The costs of soliciting proxies
in the accompanying form
for the Meeting, including the costs of
preparing, printing and
mailing the accompanying Notice of
Meeting and this Proxy
Statement and the costs of the Meeting,
will be borne by Smith
Barney Mutual Funds Management Inc.
("SBMFM" or the
Manager"), the Fund's investment manager.
In addition to the
solicitation of proxies by mail, Trustees and officers of the Fund and officers of Smith Barney Inc. ("Smith
Barney"), the Fund's
principal underwriter and an affiliate of SBMFM, SBMFM and
The Shareholders Services Group, Inc.
("TSSG"), a subsidiary
of First Data Corporation, the transfer
agent for the Fund, may
solicit proxies in person or by
telephone.  In addition, the Fund
or its agent may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate the shareholder's identity by asking the shareholder to provide his social security number, in the case of an individual, or a taxpayer identification number, in the case of an entity. The shareholder's telephone vote will be recorded and a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions. Shareholders voting by telephone may vote for or against each proposal separately. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Proxy
Statement and may vote by
mail using the enclosed proxy card.  The
Fund has been advised
by Massachusetts counsel that this
telephonic voting system will
comply with Massachusetts law.  Persons
holding shares as
nominees will, upon request, be
reimbursed for their reasonable
expenses incurred in sending soliciting
material to their
principals.

         The mailing address of the Fund,
SBMFM and Smith
Barney is 388 Greenwich Street, New York,
NY 10013.  Copies
of the Fund's annual reports are
available upon request and
without charge by calling (800) 224-7523 or by writing to the
Fund at 388 Greenwich Street, 22nd Floor,
New York, New
York 10013.  It is anticipated that
proxies and proxy statements
will be mailed to shareholders on or
about November ___, 1995.

         For purposes of determining the
presence of a quorum
for transacting business at the Meeting, abstentions and broker
"non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of a proposal.

         In the event that sufficient
votes in favor of the
proposal
set forth in the Notice of Meeting and
this Proxy Statement are
not received by the time scheduled for
the meeting, the persons
named as proxies may move one or more
adjournments of the
meeting to permit further solicitation of proxies with respect to the proposal. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote and which have voted in favor of the proposal.

         A rule under the Investment
Company Act of 1940 (the
"1940 Act") provides that any matter
required by the provisions
of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the vote of the holders of a "majority of the outstanding voting securities"
(as defined below) of each Portfolio
affected by the matter.  The
rule further provides that a Portfolio
shall be deemed to be
affected by a matter unless it is clear
that the interests of each
Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio.
Under the rule, approval of
a management agreement would be
effectively acted upon with
respect to a Portfolio only if approved
by a majority of the
outstanding voting securities of the
Portfolio affected by the
matter, notwithstanding that such matter has not been approved by a majority of the outstanding voting securities of another
Portfolio or by a majority of the
outstanding voting securities of
all Fund shares voting without regard to classes of shares.

         As used in the proxy statement,
a vote of the holders of
a "majority of the outstanding voting
securities" means the
affirmative vote of the lesser of (a)
more than 50% of the
outstanding shares of the Fund (or the
affected Portfolio) or (b)
67% or more of such shares present at a
meeting if more than
50% of the outstanding shares of the Fund
(or the affected
Portfolio) are represented at the meeting in person or by proxy.

         Shareholders of record of each
Portfolio at the close of
business on September 29, 1995 (the
"Record Date") will be
entitled to be present and to vote at the
meeting.  Each share of
beneficial interest is entitled to one
vote.  On the Record Date
for the Florida Portfolio, there were
outstanding 8,967,371.755
shares of beneficial interest of all
Classes. For the Limited Term
Portfolio there were outstanding
39,066,070.905 shares of
beneficial interest of all Classes. For
the New York Portfolio
there were outstanding 7,822,644.509
shares of beneficial
interest of all Classes of which
_____________ (____%),
__________   (____%) and _____________
(____%),
respectively, were held in accounts, but not beneficially owned, by Smith Barney. The Classes of each
Portfolio will vote
together as a single Class.

         As of the Record Date, no single
shareholder or "group"
(as that term is used in Section 13(d) of the Securities Exchange
Act of 1934), except as set forth in the table below, beneficially owned more than 5% of the outstanding shares of any Class of a Portfolio's shares. In addition, all Trustees and officers as a group owned less than 1% of the outstanding shares of each
Portfolio on such date.

                    Amount
                    of Beneficial
Percent
Portfolio           Name and Address of
Beneficial Owner

Ownership           of Portfolio

Florida             The E.G. Rosenblatt
Living TR
624,871.770
6.9682
                    E. G. Rosenblatt,
TTEE
                    2295 South Ocean
Blvd.
                    Palm Beach, FL
33480-5357


                   1- PROPOSAL TO APPROVE
OR DISAPPROVE A NEW
                          MANAGEMENT
AGREEMENT FOR EACH
PORTFOLIO



Introduction

         Smith Barney Mutual Funds
Management Inc. (the
"Manager" or "SBMFM") currently serves as the investment manager for each of the Portfolios in accordance with the terms of separate Management Agreements. (Each of these is hereinafter referred to as a "present
Management Agreement"
and, collectively, as the "present
Management Agreements.")

         On June 7, 1995 with respect to
the New York and
Florida Portfolios and on September 6,
1995 with respect to the
Limited Term Portfolio, the Trustees,
including all of the
Trustees who are not "interested
persons," unanimously
approved new management agreements with
the Manager that
would increase the daily management fee
from an annual rate of
0.45% to 0.50%, of each Portfolio's net
assets (each, a
"proposed Management Agreement" and
collectively, the
"proposed Management Agreements") and
directed that they be
submitted to the shareholders of the
respective Portfolio for
approval at a Meeting of Shareholders.
The proposed
Management Agreements also provide that
the Manager shall
voluntarily reduce its fee to the extent that in any fiscal year the aggregate expenses of the Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed .70% of its average daily net assets for that fiscal year. (Certain Class specific expenses, such as 12b-1 fees, will also continue to be excluded when determining whether the expense limitation applies.) Under the present Management
Agreements, this
expense limitation is .65%; this change
in the amount of the
expense limitation corresponds to the
proposed management fee
increase. The expense limitations shall be in effect until terminated by notice to shareholders and by supplement to the then current prospectus. Exhibit A sets forth the form of the proposed Management Agreements, the terms of which are, except for the fee, the voluntary expense limitation and the commencement and termination dates, substantially identical to the present Management Agreements. If approved by the shareholders of a Portfolio, the proposed
Management
Agreement with respect to that Portfolio will become effective as soon as practicable following the meeting. If this Proposal is not approved by shareholders of a Portfolio, the Manager will continue to serve as the Portfolio's
Manager under the terms of
the present Management Agreement, and the Trustees and the
Manager may consider such alternative
management
arrangements as are deemed appropriate;
any recommendations
arising from such consideration would be submitted to the shareholders of the Portfolio.

         The Trustees of the Fund met on
May 16, 1995 and June
7, 1995 with respect to each Portfolio
and on September 6, 1995
with respect to the Limited Term
Portfolio to consider the new
management fee rates proposed by the
Manager. At each of these
meetings, the Trustees who are not
interested persons of the
Manager (the "Independent Trustees") met separately with the
Fund's legal counsel and reviewed and
considered factors to be
weighed and standards to be applied in
evaluating the Manager's
proposed fee rates. After consideration of the Manager's proposal and financial, statistical and other information supplied to the Trustees by the Manager, the Trustees unanimously concluded that each of the proposed
Management Agreements
was fair and reasonable and justified by business considerations, notwithstanding the modest step up in rank among comparable funds with respect to management fees and expense ratios, and determined to submit each of the proposed
Management
Agreements to shareholders for their
approval.  At the June 7,
1995 Board Meeting with respect to the
New York and Florida
Portfolios and at the September 6, 1995
Board Meeting with
respect to the Limited Term Portfolio,
the Trustees also
approved as a separate and distinct
matter certain acquisitions
(identified below) by the Portfolios, an understanding of which might be relevant to shareholders' consideration of this Proposal.
No vote of the Portfolios' shareholders
is required, however,
with respect to the Acquisitions.

         Although this Proposal is
separate and distinct from the
proposed acquisitions (each, an
"Acquisition" and collectively,
the "Acquisitions") by the New York,
Florida and Limited Term
Portfolios of the assets of the Smith
Barney New York
Municipals Fund Inc., Smith Barney
Florida Municipals Fund
and Smith Barney Limited Maturity
Municipal Fund, respectively
(each, an "Acquired Fund"), other
municipal funds also advised
by the Manager with corresponding
investment objectives and
policies, the potential impact of the
Acquisitions on the
Portfolios' expense ratios, as well as
the total fees to be paid by
the Portfolios to the Manager, may be
relevant to consideration
of the Proposal. (For a list of these
other funds' management
fees, which are higher than those of the Portfolios, see "Similar
Investment Portfolios" below.) If the
Acquisitions were
consummated, the net assets of the
applicable Classes of the
Portfolios would be significantly higher.
This will have the effect
of raising the absolute dollar amounts of the Manager's fees payable by the Portfolios (whether or not the Proposals are adopted), but the increased size of the Portfolios is expected to enable them to realize certain economies of scale that would wholly or partially offset the amount of the proposed fee increases with respect to the Portfolios.
The Acquisitions are an
integral part of a program by Smith
Barney to consolidate its
mutual fund family by eliminating
duplicative products with
substantially similar investment
objectives. No assurances can be
made that the proposed Acquisitions will be consummated, which will require, among other things, approval by shareholders of the
Acquired Funds.

              The Proposed Management
Fees and their Effect on the
Portfolios

         Each of the present Management
Agreements provides for
a daily management fee at the annual rate of 0.45% of the net assets of the Portfolio. Each of the proposed Management
Agreements increases the daily management fee to an annual rate of 0.50% of the net assets of the Portfolio.

         The following tables show, for
each Portfolio during the
fiscal year ended March 31, 1995:  (a)
the actual operating
expenses for each Class of the
Portfolio's shares as a percentage
of average net assets, (b) the pro forma operating expenses assuming the proposed Management
Agreement had been in
effect throughout the year, and (c) the
pro forma operating
expenses assuming both that the proposed
Management
Agreement had been in effect throughout
the year and that the
relevant Acquisition had been consummated as of April 1, 1994.
The purpose of the following tables and
examples is to assist
investors in understanding the various
costs and expenses of
investing in shares of the various
Classes of the Portfolios. The
examples below should not be considered a representation of past or future expenses of the Portfolios and their Classes.
Actual expenses may vary from year to
year and may be
higher or lower than those shown below.

                                   FEE
TABLES

Following are tables showing the current costs and expenses of each Portfolio and the ProForma costs and expenses expected to be incurred by each Portfolio after giving effect to: (a) the management fee increase and (b) the management fee increase and the Acquisition, each based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption. The tables are based on amounts for the fiscal year ended March 31, 1995 with respect to each of the Florida and
New York Portfolios.  For the Limited
Term Portfolio, the
tables are based on amounts for the
six-month period ended
September 30, 1995 because Management
believes this period
reflects expenses that are more
representative of that Portfolio's
expected expenses for the future.


CLASS A SHARES

Florida
Portfolio

ProForma
(Fee Increase)



Pro Forma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
4.00%
4.00%
4.00%

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None*
None*
None*




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees**
0.15
0.15
0.15
Other expenses***

0.09
0.09
0.08

Total Operating

Expenses

0.69
0.74
0.73

* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

**  12b-1 fees have been restated to
reflect the anticipated level
of 12b-1 fees for the current fiscal
period.  For the fiscal year
ended March 31, 1995, the Portfolio's
Class A shares paid Smith
Barney a 12b-1 fee of $78,653.

*** "Other expenses" are based on
expenses for the fiscal year
ended March 31, 1995; "Other expenses"
for Pro Forma figures
are estimated based on expenses for the
fiscal year ended March
31, 1995.

CLASS B SHARES




Florida
Portfolio

ProForma
(Fee Increase)

Pro Forma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

4.50%
4.50%
4.50%




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees*
0.65
0.65
0.65
Other expenses**

0.10
0.10
0.09

Total Operating

Expenses

1.20
1.25
1.24


* Upon conversion of Class B shares to
Class A shares, such
shares will no longer be subject to a
12b-1 fee.  For the fiscal
year ended March 31, 1995, the
Portfolio's Class B shares paid
Smith Barney a 12b-1 fee of $2,920.

** "Other Expenses" are based on expenses
for the fiscal year
ended March 31, 1995; "Other expenses"
for Pro Forma figures
are estimated based on expenses for the
fiscal year ended March
31, 1995.


CLASS C SHARES*



Florida
Portfolio

ProForma
(Fee Increase)


ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

1.00%
1.00%
1.00%




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees*
0.70
0.70
0.70
Other expenses**

0.10
0.10
0.09

Total Operating

Expenses

1.25
1.30
1.29

* Prior to November 7, 1994, Class C
shares were designated as
Class B shares.

** Class C shares do not have a
conversion feature and,
therefore, are subject to an ongoing
12b-1 fee.  As a result,
long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
For the fiscal year ended March 31, 1995, the Portfolio's Class
C shares paid Smith Barney a 12b-1 fee of $20,491.

*** "Other Expenses" are based on
expenses for the fiscal year
ended March 31, 1995; "Other expenses"
for Pro Forma figures
are estimated based on expenses for the
fiscal year ended March
31, 1995.

CLASS Y SHARES


Florida
Portfolio

ProForma
(Fee Increase)


Pro Forma
(Fee Increase
and Acquisition)*



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None
None
None




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees
-
-
-
Other expenses**

0.08
0.08
0.08

Total Operating

Expenses

0.53
0.58
0.58

*  No Acquisition is actually expected to
occur because as of the
Record Date there were no outstanding
Class Y shares of the
Acquired Fund.

** "Other expenses" are based on
estimated amounts because no
Class Y shares were outstanding during
the fiscal year ended
March 31, 1995.

CLASS A SHARES


Limited Term Portfolio


ProForma
(Fee Increase)


ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
2.00%
2.00%
2.00%

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None*
None*
None*




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees**
0.15
0.15
0.15
Other expenses***

0.13
0.13
0.11

Total Operating

Expenses

0.73
0.78
0.76


* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** 12b-1 fees have been restated to
reflect the anticipated level
of 12b-1 fees for the current fiscal
period.  For the fiscal year
ended March 31, 1995, the Portfolio's
Class A shares paid Smith
Barney a 12b-1 fee of $203,074.

***  "Other expenses" are based on
expenses for the six-month
period ended September 30,1995; "Other
expenses" for Pro
Forma figures are estimated based on
expenses for the six-month
period ended September 30, 1995.

CLASS C SHARES*


Limited Term
Portfolio

ProForma
(Fee Increase)

ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

1.00%
1.00%
1.00%




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees**
0.35
0.35
0.35
Other expenses***

0.14
0.14
0.12

Total Operating

Expenses

0.94
0.99
0.97

* Prior to November 7, 1994, Class C
shares were designated as
Class B shares.

** Class C shares do not have a
conversion feature and,
therefore, are subject to an ongoing
12b-1 fee.  As a result,
long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
For the fiscal year ended March 31, 1995, the Portfolio's Class
C shares paid Smith Barney a 12b-1 fee of $95,996.

***  "Other Expenses" are based on
expenses for the six-month
period ended September 30, 1995; "Other
expenses" for Pro
Forma figures are estimated based on
expenses for the six-month
period ended September 30, 1995.

CLASS Y SHARES


Limited Term Portfolio

ProForma
(Fee Increase)

ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None
None
None




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees
-
-
-
Other expenses*

0.10
0.10
0.09

Total Operating

Expenses

0.55
0.60
0.59



* "Other expenses" are based on expenses for the six-month period ended September 30, 1995; "Other expenses" for
ProForma figures are estimated based on
expenses for the six-
month period ended September 30, 1995.

CLASS A SHARES


New York

ProForma
(Fee Increase)

ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
4.00%
4.00%
4.00%

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None*
None*
None*




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees**
0.15
0.15
0.15
Other expenses***

0.13
0.13
0.07

Total Operating

Expenses

0.73
0.78
0.72


* Purchases of Class A shares, which when combined with current holdings of Class A shares offered with a sales charge equal or exceed $500,000 in the aggregate, will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months.

** 12b-1 fees have been restated to
reflect the anticipated level
of 12b-1 fees for the current fiscal
period.  For the fiscal year
ended March 31, 1995, the Portfolio's
Class A shares paid Smith
Barney a 12b-1 fee of $61,381.

*** "Other expenses" are based on
expenses for the fiscal year
ended March 31, 1995; "Other expenses"
for Pro Forma figures
are estimated based on expenses for the
fiscal year ended March
31, 1995.

CLASS B SHARES


New York Portfolio

ProForma
(Fee Increase)

ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

4.50%
4.50%
4.50%




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees*
0.65
0.65
0.65
Other expenses**

0.17
0.17
0.08

Total Operating

Expenses

1.27
1.32
1.23


* Upon conversion of Class B shares to
Class A shares, such
shares will no longer be subject to a
12b-1 fee.  For the fiscal
year ended March 31, 1995, the
Portfolio's Class B shares paid
Smith Barney a 12b-1 fee of $5,567.

** "Other Expenses" are based on actual
amounts for the fiscal
year ended March 31, 1995; "Other
expenses" for Pro Forma
figures are estimated based on expenses
for the fiscal year ended
March 31, 1995.

CLASS C SHARES*


New York
Portfolio

ProForma
(Fee Increase)

ProForma
(Fee Increase
and Acquisition)



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

1.00%
1.00%
1.00%




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees**
0.70
0.70
0.70
Other expenses***

0.13
0.13
0.08

Total Operating

Expenses

1.28
1.33
1.28

* Prior to November 7, 1994, Class C
shares were designated as
Class B shares.

** Class C shares do not have a
conversion feature and,
therefore, are subject to an ongoing
12b-1 fee.  As a result,
long-term shareholders of Class C shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
For the fiscal year ended March 31, 1995, the Portfolio's Class
C shares paid Smith Barney a 12b-1 fee of $41,303.

*** "Other expenses" are based on actual amounts for the fiscal year ended March 31, 1995; "Other expenses" for Pro Forma figures are estimated based on expenses for the fiscal year ended
March 31, 1995.

CLASS Y SHARES


New York
Portfolio


ProForma
(Fee Increase)


Pro Forma
(Fee Increase
and Acquisition)*



Shareholder Transaction
Expenses
Maximum sales charge imposed
on purchases as a percentage of
offering price)
None
None
None

Maximum CDSC
(as a percentage of

original cost or redemption
proceeds, whichever is lower)

None
None
None




Annual Operating Expenses
(as a percentage of average
net assets)

Management fees
0.45%
0.50%
0.50%
12b-1 fees
-
-
-
Other expenses**

0.12
0.12
0.12

Total Operating

Expenses

0.57
0.62
0.62


*  No Acquisition is actually expected to
occur because as of the
Record Date there were no outstanding
Class Y shares of either
the New York Portfolio or the
corresponding Acquired Fund.

** "Other expenses" are based on
estimated amounts because no
Class Y shares were outstanding during
the fiscal year ended
March 31, 1995.

Examples
          The following examples are
intended to assist an investor
in understanding the various costs that
an investor will bear
directly or indirectly.  The examples
assume payment of
operating expenses at the levels set
forth in the tables above.

                                    1
Year
3 Years         5 Years              10
Years*






An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:

Florida Portfolio-Class A
 Present Fee                        47 63
77 122
 Proposed Fee                       47 63
80 128
 Proposed Fee and Acquisition       47 62
79 127

Florida Portfolio-Class B
 Present Fee                        57 68
76 131
 Proposed Fee                       58 70
79 137
 Proposed Fee and Acquisition       58 69
78 136

Florida Portfolio-Class C
 Present Fee                        23 40
69 151
 Proposed Fee                       23 41
71 157
 Proposed Fee and Acquisition       23 41
71 156

Florida Portfolio-Class Y
 Present Fee                        51 7
30 66
 Proposed Fee                       6 19
32 73
 Proposed Fee and Acquisition       6 19
32 73

Limited Term Portfolio-Class A
 Present Fee                        27 43
60 109
 Proposed Fee                       28 44
62 114
 Proposed Fee and Acquisition       28 44
61 112

Limited Term Portfolio-Class C
 Present Fee                        20 30
52 115
 Proposed Fee                       20 32
55 121
 Proposed Fee and Acquisition       20 31
54 119

Limited Term Portfolio-Class Y
 Present Fee                        61 8
31 69
 Proposed Fee                       61 9
33 74
 Proposed Fee and Acquisition       61 9
33 74

New York Portfolio-Class A
 Present Fee                       47 62
79 127
 Proposed Fee                      48 64
82 133
 Proposed Fee and Acquisition      47 62
78 126


                                    1
Year
3 Years         5 Years              10
Years*






New York Portfolio-Class B
 Present Fee                     58 70 80
138
 Proposed Fee                    58 72 82
144
 Proposed Fee and Acquisition    58 69 78
135

New York Portfolio-Class C
 Present Fee                    23 41 70
155
 Proposed Fee                   24 42 73
160
 Proposed Fee and Acquisition   23 41 70
155

New York Portfolio-Class Y
 Present Fee                     6 18 32
71
 Proposed Fee                    6 20 35
77
 Proposed Fee and Acquisition    6 20 35
77

An investor would pay the following
expenses on the same investment,
assuming the same annual return
and no redemption:

Florida Portfolio-Class A
 Present Fee

47 61 77 122
 Proposed Fee

47 63 80 128
 Proposed Fee and Acquisition

47 62 79 127

Florida Portfolio-Class B
 Present Fee

12 38 66 131
 Proposed Fee

13 40 69 137
 Proposed Fee and Acquisition

13 39 68 136

Florida Portfolio-Class C
 Present Fee

13 40 69 151
 Proposed Fee

13 41 71 157
 Proposed Fee and Acquisition

13 41 71 156

Florida Portfolio-Class Y
 Present Fee

5 17 30 66
 Proposed Fee

6 19 32 73
 Proposed Fee and Acquisition

6 19 32 73

Limited Term Portfolio-Class A
 Present Fee

27 43 60 109
 Proposed Fee

28 44 62 114
 Proposed Fee and Acquisition

28 44 61 112

Limited Term Portfolio-Class C
 Present Fee

10 30 52 115
 Proposed Fee

10 32 55 121
 Proposed Fee and Acquisition

10 31 54 119





                 1 Year

3 Years         5 Years              10
Years*






Limited Term Portfolio-Class Y
 Present Fee

 6 18 31 69
 Proposed Fee

 6 19 33 74
 Proposed Fee and Acquisition

6 19 33 74

New York Portfolio-Class A
 Present Fee

47 62 79 127
 Proposed Fee

48 64 82 133
 Proposed Fee and Acquisition

47 62 78 126

New York Portfolio-Class B
 Present Fee

13 40 70 138
 Proposed Fee

13 42 72 144
 Proposed Fee and Acquisition

13 39 68 135

New York Portfolio-Class C
 Present Fee

13 41 70 155
 Proposed Fee

14 42 73 160
 Proposed Fee and Acquisition

13 41 70 155

New York Portfolio-Class Y
 Present Fee

6 18 32 71
 Proposed Fee

6 20 35 77
 Proposed Fee and Acquisition

6 20 35 77



________________________

*Ten-year figures assume conversion of
Class B shares to Class
A shares at the end of the eighth year
following the date of
purchase.

          The examples also provide a
means for the investor to
compare expense levels of funds with
different fee structures
over varying investment periods.  To
facilitate such comparison,
all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%.
These examples should
not be considered representations of past or future expenses and actual expenses may be greater or less than those shown.

          The following table shows on a
comparative basis for the
fiscal year ended March 31, 1995 the
Portfolios' management
fees under the present Management
Agreements and on a pro
forma basis under the proposed Management
Agreements. Actual
management fees under both the present
and the proposed
Management Agreements are calculated
daily based on the net
assets of each Portfolio. The table also shows the difference between the actual and pro forma management fees as a percentage of the actual fee. The table does not give effect to the Acquisitions.

Portfolio                   Actual
      Pro Forma
New York                   $  373,385
     $
Florida                       484,744

Limited Term                1,351,567

Difference
between Actual
and Pro Forma
(as % of Actual)

       %
                          Similar
Investment Portfolios

          The Manager also serves as
manager for three other
investment companies that have similar
investment objectives to
the Portfolios. (These are the Acquired
Funds.) The net assets
and the management fees paid by these
other funds are as
follows:



Investment Company
Net Assets
as of April 30, 1995
    ($ Millions)
Management
Fee Rate as a
Percentage of Average
   Daily Net Assets
Smith Barney New York
 Municipals Fund, Inc.
$652.30.54%*Smith Barney Florida
 Municipals Fund
54.50.55*Smith Barney Limited
Maturity Municipal Fund
65.50.55**
     *    For investment advisory
services, each of these
          comparable funds pays the
Manager a fee at the
          following annual rates of
average daily net assets: 0.35%
          up to $500 million and 0.32% in
excess of $500 million.
          For administrative services
rendered, each fund pays the
          Manager a fee at the following
annual rates of average
          daily net assets: 0.20% to $500
million and 0.18% in
          excess of $500 million.

    **    This fund pays fees for its
investment advisory services
          and administrative services at
the following annual
rates:
          0.35% and 0.20%, respectively,
of its average daily net
          assets.

                       Factors Considered
by the Trustees

          The Trustees have considered
various matters in
determining the reasonableness and
fairness of the proposed
management fee rates to be paid by the
Portfolios. The Fund's
legal counsel advised the Trustees
regarding the matters to be
considered and the standards to be used
in their evaluation of the
proposed Management Agreements.

          In reaching their decision to
approve the proposed
Management Agreements, the Fund's
Trustees evaluated the
information and documentation provided by the Manager and considered such factors as they deemed reasonably necessary.
These factors included, among others, (1) the nature and quality of the advisory and non-advisory services rendered and the results achieved by the Manager in the management of each
Portfolio; (2) extensive financial,
personnel and structural
information as to the Manager's
organization, including the costs
borne by, and profitability of, the
Manager and its affiliates
in providing services to each Portfolio
and to the other sponsored
funds; (3) the Manager's representations as to the increased costs associated with advising and administering the Portfolios in the current market and regulatory environment and the past success of the Manager in avoiding significant investment problems (such as derivatives and the Orange County bankruptcy); (4) the extent to which the economies of scale that the Manager might experience (whether due to normal growth in a Portfolio's assets or the consummation of the related
Acquisition) would be shared
with the Portfolio; (5) the benefits that the Manager may have indirectly received from its relationship with the Fund and each
Portfolio, as well as the other Smith
Barney sponsored funds; (6)
the relationship of each Portfolio's
proposed management fee
rates to the fee rates of comparable
mutual funds, the impact of
the proposed increase in management fees on each Portfolio's expense ratio and the relationship of each Portfolio's pro forma expense ratio to the expense ratios of comparable mutual funds;
(7) the comparative profit margins of the Manager and other publicly-held mutual fund management companies; (8) an analysis of the proposed fee rate changes; (9) information as to the management fees paid by similar Smith
Barney sponsored
funds; and (10) the organizational
capabilities and financial
condition of the Manager and Smith
Barney.

          Certain of the factors
addressed by the Trustees in
reaching their determination are
discussed in more detail below.

            Portfolio Performance. The
Trustees considered the
performance of the Portfolios as compared to the performance of other funds with comparable investment objectives. The nature and quality of the investment advice rendered by the Manager as well as the backgrounds of the portfolio managers and other executive personnel of the Manager were also considered by the
Trustees. The Trustees took into account the investment results of each of the Portfolios, as well as available data for comparable funds computed by Lipper
Analytical Services, Inc.
("Lipper") for the one-year, three-year, five-year and ten-year periods, if applicable, ended April 30, 1995.

            Actual and Pro Forma
Management Fees and
Expenses. The tables set forth above
under "The Proposed
Management Fees and their Effect on the
Portfolios" provide
comparative data for the fiscal year
ended March 31, 1995, with
respect to each of the Florida and New
York Portfolios and for
the six-month period ended September 30, 1995 with respect to the Limited Term Portfolio, assuming that the proposed fee increases had been in effect throughout the period. The Trustees were presented with information reflecting operating expenses as of April 30, 1995, which took into account the effects of various changes in operating expenses applicable to the Portfolios, such as changes in certain transfer agency expenses and considered the effect of the proposed management fee increase on each
Portfolio's fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the
Portfolio).

            Costs of Providing Service
and Profitability.  The
Trustees reviewed information concerning the Manager's costs of providing its services to the various
Smith Barney funds and
profitability data for 1994. In assessing this information, the
Trustees considered the fact that the
size of a Portfolio results
in
certain economies of scale to the
Manager. The Trustees
recognized that growth of assets under
management by the
Manager would have positive effects on
the Manager's
profitability even without the proposed
fee increase; however,
the Trustees also considered the fact
that the proposed fee
increases would enhance the Manager's
ability to increase the
number and sophistication of investment
professionals dedicated
to municipal securities, increase the
emphasis on dedicated in-
house credit research and attract and
retain highly qualified
administrative professionals in a
competitive environment.

          Certain assumptions and methods
of allocation utilized by
the Manager in preparing fund-by-fund
data were reviewed by
the Trustees. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

          The Trustees were also provided
with consolidated
financial data concerning the Manager's
revenues and expenses
as a whole for 1993 and 1994.

            Management Fee and Expense
Comparisons with
Other Funds. The Trustees considered the management fees paid by other front-end load funds with similar investment objectives.
In addition to comparing the proposed
management fees, the
Trustees also considered the
comparability of operating expense
ratios with the ratios of these other
investment companies.
Notwithstanding that under the proposal
the management fees
and operating expense ratios of the
Portfolios would increase, the
Trustees believe that the management fees and expense ratios would remain comparable to industry norms. Based upon the data reported by Lipper, if the management fee increases were in effect, the following percentage of funds comparable to Class
A of the New York, Florida and Limited
Term Portfolios would
have higher management fees and expense
ratios, as follows:
68%, 58% and 78%, respectively. The
Manager advised the
Trustees that these statistics would also be comparable for the
Fund's other classes of shares.

            Non-Advisory Services
Provided to the Fund. The
Trustees reviewed the general nature of
the non-investment
advisory services performed by the
Manager. In addition to
reviewing such services, the Trustees
considered the
organizational structure employed by the
Manager to provide
those services. The services provided to the Fund by Smith
Barney were also considered.

            Fall-Out Benefits. The
Trustees considered the
services provided to the Fund and its
shareholders by Smith
Barney, and the 12b-1 fees and other
benefits received by Smith
Barney from or as a result of the
Portfolios.

              Additional Information
about and Terms of the Present
and Proposed
                              Management
Agreements

          On June 7, 1995, the Trustees,
including a majority of
the Trustees who are not "interested
persons" of the Fund or the
Manager, approved the terms of the
present Management
Agreements and their continuance.  The
shareholders of the
Florida Portfolio approved the present
Management Agreement
on October 25, 1991. The shareholders of the New York and
Limited Term Portfolios last approved
their respective present
Management Agreements on July 19, 1991 to approve an increase in the management fees.

          The other terms of each of the
proposed Management
Agreements are substantially the same as those of the present
Management Agreements except as to dates of adoption and expiration.

          Under the terms of both the
present and proposed
Management Agreements (each, a
"Management Agreement" and
collectively, the "Management
Agreements"), the Manager
furnishes each Portfolio with advice and assistance with respect to the selection, acquisition, holding and the disposal of securities and with respect to other aspects and affairs of the
Portfolio. The Manager also furnishes the Fund with bookkeeping, accounting and administrative services, office space and equipment, and the Manager makes its personnel available to serve as Trustees and officers of the Fund. Other expenses to be incurred in the operation of the Fund, including interest, taxes, fees and commissions of every kind, expenses of issue and redemption of shares, expenses of registering or qualifying shares for sale (including the printing of the Fund's registration statements and prospectuses), insurance expense, association membership dues, all charges of custodians (including sums as custodian and sums for keeping books, performing portfolio evaluations and for rendering other services to the
Fund), transfer agents, registrars,
auditors and legal counsel,
expenses of preparing, printing and
distributing all prospectuses,
proxy materials, reports and notices to
shareholders, out-of-
pocket expenses of Trustees and fees to
Trustees who are not
"interested persons" and all other costs incident to the Fund's existence will be borne by the Fund. The
Management
Agreements state that the Manager assumes no responsibility under the Agreement other than to render the services called for thereunder in good faith. Each Management
Agreement also
permits the Manager to render services to others and to engage in other activities.

          Each of the Management
Agreements will continue in
effect only so long as its continuance is specifically approved at least annually by the Trustees or by a vote of a "majority of the outstanding voting securities" of the affected Portfolio, as defined in the Investment Company Act of 1940, and, in either case, by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of either party thereto, cast in person at a meeting called for the purpose of voting on such approval.

          Each of the Management
Agreements may be amended
or modified only by a "vote of a majority of the outstanding voting securities" of a Portfolio, and will terminate automatically upon its assignment. In addition, each Management Agreement is terminable at any time, without penalty, by the Trustees of the Fund or by a vote of a "majority of the outstanding voting securities" of the respective Portfolio on 60 days' written notice to the Manager or by the Manager on the same notice to the
Fund.

                  Additional Information
Concerning the Manager

          The Manager renders investment
advice to more than
110 investment companies that had assets of approximately $64 billion under management as of August 31, 1995. The Manager is a wholly-owned subsidiary of Smith
Barney Holdings Inc.
("Holdings"), which is in turn a
wholly-owned subsidiary of
Travelers Group Inc. ("Travelers"). The
principal executive
offices of Travelers and Holdings are
located at 388 Greenwich
Street, New York, New York 10013.
Effective December 31,
1994, the present Management Agreements
were transferred to
the Manager from Mutual Management Corp., an affiliate of the
Manager.

          The chief executive officer of
the Manager is Jessica
Bibliowicz, whose principal occupation is as an Executive Vice
President of Smith Barney. The other
directors of the Manager
are Lewis E. Daidone, Managing Director
of Smith Barney;
A. George Saks, an Executive Vice
President, Secretary and the
Chief Legal Officer of Smith Barney;  and
Bruce D. Sargent,
Managing Director of Smith Barney. The
mailing address for
each of the directors is 388 Greenwich
Street, New York, NY
10013. The Trustees and officers of the
Fund who are also
directors, officers or both of the
Manager are as follows: Jessica
Bibliowicz, Heath B. McLendon, Lewis E.
Daidone, Christina
T. Sydor, Thomas M. Reynolds and Nancy W.
Le Donne.
None of the directors or officers of the Manager or of the Fund owns, or has owned, more than 1/2 of 1% of the outstanding stock of Travelers.

          The Manager places orders for
the purchase and sale of
securities for the Fund. All portfolio
transactions have been
principal transactions, on which no
brokerage commissions are
paid, with major dealers in or
underwriters of municipal
securities. Purchases from or sales to
dealers serving as market-
makers include the spread between the bid and asked prices. The
Fund will not deal with Smith Barney in
any transaction in which
Smith Barney acts as principal.

                  Your Trustees
unanimously recommend that you
                  vote FOR the proposed
Management Agreements.

                                  OTHER
MATTERS

     The Trustees of the Fund know of no
other matters that may
come before the meeting.  If any such
matters should properly
come before the meeting, it is the
intention of the persons named
in the enclosed form of proxy to vote
such proxy in accordance
with their best judgment.

     The Fund does not hold shareholder
meetings annually.
Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next shareholder meeting should send their written proposals to Smith Barney Muni Funds,
388 Greenwich Street, New York, NY 10013,
22nd Floor, c/o
the Corporate Secretary.

     You are requested to mark, date,
sign and return the
enclosed proxy promptly.  No postage is
required on the
enclosed envelope.

            By Order of
the
Trustees
Christina T. Sydor
Secretary

New York, New York
October ___, 1995




   EXHIBIT A


                                    FORM
OF
MANAGEMENT AGREEMENT
between
SMITH BARNEY MUNI FUNDS
and
SMITH BARNEY MUTUAL FUNDS MANAGEMENT
INC.



    AGREEMENT made this _____ day of
__________________, 1995 by and between
Smith Barney Muni
Funds,  a Massachusetts Business Trust
(the "Fund"), on behalf
of the Florida Portfolio (the
"Portfolio"), and Smith Barney
Mutual Funds Management Inc., a Delaware corporation (the
"Manager").

    1.  The Manager, at its expense,
undertakes to afford to the
Fund the advice and assistance of the
Manager's organization
with respect to the selection,
acquisition, holding and the
disposal of securities; and advice and
recommendations with
respect to other aspects of the business and affairs of the Fund;
and shall, subject to the Trustees of the Fund and in cooperation with the officers of the Fund, administer the business and affairs of the Portfolio. In acting hereunder the Manager shall be an independent contractor and shall not be an agent of the Fund.

    2.  The Manager, at its expense,
shall provide the Fund with
office space and equipment, shall furnish the Fund with bookkeeping, accounting and administrative services and services relating to research, statistical work and supervision of the
Portfolio, and shall permit such of its
directors, officers and
employees as may be elected as Trustees
or officers of the Fund
to serve in the capacities to which they are elected. All services to be furnished by the Manager under this agreement may be furnished through the medium of any such directors, officers or employees or other affiliates of the Manager. The investment policies, the administration of its business and affairs and all other acts of the Fund are and shall at all times be subject to the approval and direction of the Trustees of the Fund.

    3.  The Fund shall at all times keep
the Manager fully
informed with regard to the securities
owned by the Portfolio, its
funds available or to become available
for investment, and
generally as to the condition of its
affairs.  The Fund shall
furnish the Manager with a certified copy of all financial statements of the Portfolio, and a signed copy of each report prepared by independent public accountants and with such other information with regard to its affairs as the Manager may, from time to time, reasonably request.

    4.  The Fund will pay all its
expenses other than those
expressly stated to be payable by the
Manager hereunder (or
payable by the investment Manager
pursuant to a management
agreement on behalf of any other
portfolio of the Fund).
Expenses payable by the Fund shall
include, but not be limited
to, interest, taxes and governmental
fees, fees and commissions
of every kind, expenses of issue,
repurchase or redemption of
shares, filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), litigation and indemnification expenses and other extraordinary expenses, insurance expense, costs of performing portfolio valuations, association membership dues, all charges of custodians (including sums as custodian and sums for keeping books, and for rendering other services to the Fund), shareholder servicing agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all Prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, out-of-pocket expenses of
Trustees and fees of Trustees who are not "interested persons" as defined in the Investment Company Act of 1940 and all other costs incident to the Fund's existence.
Direct expenses of the
Portfolio, including but limited to the
management fee, are
charged to the Portfolio, and general
trust expenses are allocated
among the portfolios of the Fund on the
basis of relative net
assets.

    5.  The services of the Manager and
its directors, officers and
employees, to the Fund on behalf of the
Portfolio are not to be
deemed to be exclusive, each of the
foregoing being free to
render services to others and engage in
other activities, whether
similar or dissimilar in nature.

    6.  As compensation to the Manager,
the Portfolio will pay
the Manager a daily management fee at the annual rate of .50% of the Portfolio's net assets.

    Notwithstanding any of the above
provisions, the Manager
shall reduce its fee to the extent that
in any fiscal year the
aggregate expenses with of the Portfolio, exclusive of taxes, brokerage, interest, and extraordinary expenses, such as litigation and indemnification expenses, exceed .70% of its average daily net assets until this voluntary expense limitation shall terminate by notice to shareholders of the termination and the Portfolio's prospectus shall be supplemented to reflect any such termination.

    7.  The Manager assumes no
responsibility under this
agreement other than to render the
services called for hereunder
in good faith and shall not be
responsible for any action of the
Fund in following or declining to follow any advice or recommendation of the Manager. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Manager, the
Manager shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

    8.  This agreement shall terminate
automatically in the event
of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Investment
Company Act of 1940.

    9.  This agreement may be terminated
at any time, without
the payment of any penalty, (a) by the
Trustees of the Fund or
by vote of a majority of the outstanding voting securities of the
Portfolio, on 60 days' written notice
addressed to the Manager
at its principal place of business; and
(b) by the Manager on 60
days' written notice addressed to the
Fund at its principal place
of business.

    10.  The terms of this agreement
shall be submitted for
approval each year by a majority of the
Trustees of the Fund
who are not parties to this agreement or "interested persons" (as defined in the Investment Company Act of
1940) of any such
party. In addition this agreement shall continue in effect only so long as specifically approved annually by the Trustees of the
Fund (including such majority of the
Trustees), or by vote of a
majority of the outstanding voting
securities of the Portfolio, as
defined in the Investment Company Act of 1940 and Rules thereunder.

    11.  This agreement shall be governed
by and construed in
accordance with the laws of the State of New York.

    12.  No Trustee, shareholder,
officer, employee or agent of
the Fund shall be held to any personal
liability, nor shall resort
be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of the Fund, but the Trust Property only shall be liable.

    13.  This agreement shall become
effective upon its approval
by the shareholders of the Portfolio in
the manner prescribed by
the Investment Company Act of 1940 and
Rules thereunder.

    IN WITNESS WHEREOF, the parties
hereto have caused this
agreement to be executed by their
officers thereunto duly
authorized.



Attest:

  Smith
Barney Muni Funds


By

  By


Attest:

  Smith
Barney Mutual Funds Management Inc.


By

  By